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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               AMENDMENT NO. 2 ON
                                   FORM 8-K/A

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 1998

                             BEAZER HOMES USA, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                                                  58-2086934
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

        5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, Georgia 30342
               (Address of principal executive offices) (Zip code)

                                 (404) 250-3420
               (Registrant's telephone number including area code)

        5775 Peachtree Dunwoody Road, Suite C-550, Atlanta, Georgia 30342
                       (Former name and former address, if
                           changed since last report)


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         This Amendment No. 2 amends Item 7 of the Current Report on Form 8-K/A dated December 4, 1998 (the "Current Report") of Beazer Homes USA, Inc. ("Beazer" or the "Company") filed with the Securities and Exchange Commission on December 13, 1998, relating to the Company's acquisition of the residential assets of Trafalgar House Property, Inc. and subsidiaries ("Trafalgar House"), the US homebuilding operations of Kvaerner PLC, to include the information set forth below:

Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (a)  Financial Statements of Business Acquired.

                  In accordance with Item 7(a), attached as Exhibit 99.1 is
              the statement of net assets to be acquired of Trafalgar House as of December 31, 1997 and the related statement of revenues and direct expenses for the year ended December 31, 1997 and independent auditors' report thereon. Attached as Exhibit 99.2 is the unaudited statement of net assets to be acquired of Trafalgar House as of September 30, 1998, and the related unaudited statements of revenues and direct expenses for the nine months ended September 30, 1998 and 1997, and the accompanying notes.

         (b)  Pro Forma Financial Information.

                  In accordance with Item 7(b), attached as Exhibit 99.3 is the unaudited pro forma condensed combined balance sheet as of September 30, 1998 and the unaudited pro forma condensed combined statement of operations for the year ended September 30, 1998.

         (c)  Exhibits.

                  23.3     Consent of Arthur Andersen LLP, Independent
                           Public Accountants
                  99.1 Statement of net assets to be acquired of Trafalgar House as of December 31, 1997 and the related audited statement of revenues and direct expenses for the year ended December 31, 1997 and independent auditors' report thereon.
                  99.2 Unaudited statement of net assets to be acquired of Trafalgar House as of September 30, 1998, and the related unaudited statements of revenues and direct expenses for the nine months ended September 30, 1998 and 1997 and the accompanying notes.
                  99.3 Unaudited pro forma condensed combined balance sheet as of September 30, 1998 and the related unaudited pro forma condensed combined statement of operations for the year ended September 30, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Beazer Homes USA, Inc.

February 15, 1999                By:  /s/ David S. Weiss
---------------------               -------------------------------------------
Date                                David S. Weiss, Executive Vice President and
                                    Chief Financial Officer